UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 29, 2005

NOVELLUS SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

0-17157	77-0024666
(Commission File Number)	(I.R.S. Employer Identification No.)

4000 North First Street, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)

(408) 943-9700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

Item 1.01. Entry into a Material Definitive Agreement.

     1. Amendment to 2001 Stock Incentive Plan

     On April 29, 2005, the shareholders of Novellus Systems, Inc. (the “Company”), approved an amendment to the Company’s 2001 Stock Incentive Plan (the “2001 Plan”). The amendment increases the number of shares reserved for issuance under the 2001 Plan by 4,500,000 shares from 6,360,000 shares to 10,860,000 shares. Of the total additional shares proposed to be reserved for issuance under the 2001 Plan, a maximum of 2,136,000 shares may be awarded as grants of restricted stock.

     The amendment also provides that each non-employee director of the Company will automatically receive 5,000 shares of restricted stock on the first business day following each annual meeting of the shareholders of the Company, with one-third of the shares vesting on each anniversary of the date of grant.

     2. Form of Restricted Stock Bonus Agreement

     On April 29, 2005, the Company’s Board of Directors (the “Board”) approved the form of restricted stock bonus agreement (the “Agreement”) under the 2001 Plan for the purpose of documenting the automatic grants of restricted stock to non-employee directors of the Company.

     3. Amendment to 1992 Employee Stock Purchase Plan

     On April 29, 2005, the shareholders of the Company approved an amendment to the Company’s 1992 Employee Stock Purchase Plan (the “Purchase Plan”). The amendment increases the number of shares reserved for issuance under the Purchase Plan by 1,000,000 shares from 4,900,000 shares to 5,900,000 shares.

     The foregoing summaries of the amendments to the 2001 Plan and the Purchase Plan, and the form of Agreement are qualified in their entirety by the full text of the 2001 Plan and the Purchase Plan, each as amended, and the form of Agreement, copies of which are attached as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description
10.1	Novellus Systems, Inc. 2001 Stock Incentive Plan, as amended through April 29, 2005

10.2	Novellus Systems, Inc. 1992 Employee Stock Purchase Plan, as amended through April 29, 2005

10.3	Form of Non-Employee Director Restricted Stock Bonus Agreement, as amended through April 29, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELLUS SYSTEMS, INC.
By:	/s/ John Chenault
John Chenault
Vice President and Chief Financial Officer

Date: May 5, 2005

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Novellus Systems, Inc. 2001 Stock Incentive Plan, as amended through April 29, 2005

10.2	Novellus Systems, Inc. 1992 Employee Stock Purchase Plan, as amended through April 29, 2005

10.3	Form of Non-Employee Director Restricted Stock Bonus Agreement, as amended through April 29, 2005